UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2024

MANGOCEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-41615	87-3841292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15110 N. Dallas Parkway, Suite 600 Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 242-9619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	MGRX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Securities Purchase Agreement

As described in greater detail in the Current Report on Form 8-K filed by Mangoceuticals, Inc., a Texas corporation (the “Company”, “we” and “us”), with the Securities and Exchange Commission (SEC) on April 11, 2024 (the “April 2024 Form 8-K”), effective on April 5, 2024 (the “Initial Closing Date”), the Company agreed to definitive terms on a Securities Purchase Agreement dated April 4, 2024 (the “Purchase Agreement”), with an institutional accredited investor (the “Purchaser”), pursuant to which the Company agreed to sell to the Purchaser, and the Purchaser agreed to purchase from the Company, 1,500 shares of Series B Convertible Preferred Stock (“Series B Preferred Stock”) of the Company for $1,650,000, and warrants (the “Initial Warrants”), to purchase up to 3,300,000 shares of common stock, par value $0.0001 per share of the Company (the “Common Stock”), for an aggregate purchase price of $1,500,000, of which $500,000 in shares of Series B Preferred Stock and the Initial Warrants were sold on April 5, 2024 (the “Initial Closing”).

On April 28, 2024 (the “Third Closing”), the Company and the Purchaser entered into an Omnibus Amendment Agreement No. 1 (the “Amendment”, and the Purchase Agreement as amended by the Amendment, the “SPA”), which amended the Purchase Agreement to, adjust the closings which were to take place under the SPA as follows:

#	Initial Stated Value of Preferred Stock to be issued by installment	Warrants to be issued	Closing Date	Aggregate Purchase Price by installment (USD)
Initial Closing	$550,000	3,300,000	Initial Closing Date	$500,000 (“Initial Closing Amount”)
Second Closing	$275,000		On or before June 30, 2024 (the “Second Closing Date”)	$250,000 (“Second Closing Amount”)
Third Closing	$825,000	1,500,000	On or before June 30, 2024	$750,000 (“Third Closing Amount”)
Fourth Closing	$1,100,000		Such date as is no later than 180 days (the “Fourth Closing Date”) after the shares of Common Stock issuable in respect of the Series B Preferred Stock sold in each of the Initial Closing, Second Closing, the Third Closing, and the Fourth Closing have been registered under the Securities Act, subject to any limitations pursuant to Rule 415 (as defined in the Registration Rights Agreement)	$1,000,000.00 (the “Fourth Closing Amount”)
Total	$2,750,000	4,800,000		$2,500,000

On June 28, 2024 (the “Third Closing Date”), the Company sold the Purchaser 750 shares of Series B Preferred Stock (the “Third Closing Shares”) and (a) warrants to purchase up to 1,000,000 shares of Common Stock at an exercise price of $0.50 per share (the “$0.50 Warrants”); and (b) warrants to purchase up to 500,000 shares of Common Stock at an exercise price of $1.00 per share (the “$1.00 Warrants”, and together with the $0.50 Warrants, the “Warrants” and the shares of Common Stock issuable upon exercise thereof, the “Warrant Shares”).

As described in the table above, the sale of an additional 1,000 shares of Series B Preferred Stock in the Fourth Closing is subject to certain conditions to closing and is expected to occur with 180 days after the shares of shares of Common Stock issuable upon conversion of the Series B Preferred Stock sold in the Initial Closing, Second Closing, Third Closing and Fourth Closing, have been registered under the Securities Act of 1933, as amended (the “Securities Act”).

The Series B Preferred Stock each have an initial stated value of $1,100 per share (the “Stated Value”), and as a result, the effective purchase price of the Series B Preferred Stock shares sold, and agreed to be sold to the Purchaser, without taking into account the Warrants, is a 10% discount to the stated value thereof.

The Company’s stockholders at the 2024 Annual Meeting of Stockholders held on June 17, 2024, approved the issuance of more than 19.99% of our outstanding common stock upon the conversion of the shares of Series B Convertible Preferred Stock and upon the exercise of warrants in accordance with Nasdaq Listing Rule 5635(d).

From (a) the Initial Closing Date until 30 days after the effective date of the registration statement registering for resale all of the Warrant Shares and shares of common stock issuable upon conversion of the Series B Preferred Stock which were sold, and which may be sold, at the Initial Closing, Second Closing, Third Closing and Fourth Closing (subject to certain cutback rights described in the Registration Rights Agreement), the Company is prohibited from (i) issuing, entering into any agreement to issue or announcing the issuance or proposed issuance of any shares of Common Stock, Common Stock equivalents, preferred stock or preferred stock equivalents or (ii) filing any registration statement or amendment or supplement thereto, other than the filing of a registration statement on Form S-8 in connection with any employee benefit plan; and (b) from the Initial Closing Date until 180 days after the Initial Closing Date, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock, Common Stock equivalents, preferred stock or preferred stock equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the SPA), except for an equity line of credit.

The Amendment also amended the Purchase Agreement to remove an option that the Purchaser previously had to purchase up to an additional $1,000,000 of Series B Preferred Stock; to amend a registration rights agreement entered into in connection with the Initial Closing to clarify that the Warrant Shares are part of the shares required to be registered by the Company under the Securities Act; and to require the Company, within 10 days of the entry into the Amendment, to (a) reduce the number of shares of Common Stock subject to a prior registration statement declared effective under the Securities Act to register shares of Common Stock upon conversion of the Series B Preferred Stock and warrants to purchase 3,300,000 shares of Common Stock, from 30,014,286 shares of Common Stock to 14,666,667 shares of Common Stock, and (b) to register an additional 1,500,000 shares of Common Stock issuable upon exercise of the Warrants. A required condition of the Amendment was that the Company and the Purchaser amend the designation of the Series B Preferred Stock to increase the floor price thereof from $0.035 per share to $0.15 per share, as discussed in greater detail below.

Finally, the SPA provides that until the 18th month anniversary of the Closing Date, the Purchaser has the right to participate in any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock equivalents or any offering of debt or any other type of financing, or a combination thereof (other than certain customary exempt issuances)(each a “Subsequent Financing”), in an amount not to exceed the amount of the Purchaser’s subscription, on the same terms, conditions and price provided for in the Subsequent Financing.

The Company has reserved from its duly authorized capital stock 50,000,000 shares of Common Stock issuable upon exercise of the warrants and conversion of the Series B Preferred Stock.

Description of the Series B Convertible Preferred Stock

As previously disclosed in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 1, 2024, on March 28, 2024, the Company submitted for filing to the Secretary of State of Texas, a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc. (the “Series B Designation”), which was filed with the Secretary of State of Texas on April 4, 2024, effective as of March 28, 2024.

The rights and preferences of the Series B Preferred Stock are described in greater detail in the April 2024 Form 8-K, which description is incorporated by reference herein, subject to the amendments to the Series B Designation as a result of the Designation Amendment discussed in Item 5.03, below.

Warrants

At the Third Closing, the Company issued the Purchaser the Warrants to purchase up to 1,000,000 shares of Common Stock at an exercise price of $0.50 per share; and 500,000 shares of Common Stock at an exercise price of $1.00 per share (as applicable, the “Exercise Price”). The Exercise Price is subject to adjustment in the event of customary stock splits, stock dividends, combinations or similar events. If at any time following the 120th day after the Third Closing, there is no effective registration statement registering, or the prospectus contained therein is not available for the shares of Common Stock issuable upon exercise of the Warrants, the Warrants can be exercised on a cashless basis and the Company is subject to certain liquidated damages and damages as described in greater detail in the Common Share Purchase Warrant entered into on the Initial Closing Date to evidence the Warrants (the “Warrant Agreement”).

The Warrants are exercisable on or after October 4, 2024, and for five years thereafter.

The Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of the Company’s shares of Common Stock outstanding immediately after giving effect to such exercise. The holder of the Warrants may increase or decrease this percentage, but not in excess of 9.99%, by providing at least 61 days’ prior notice to the Company. In the event of certain corporate transactions, the holder of the Warrants will be entitled to receive, upon exercise of the Warrants, the kind and amount of securities, cash or other property that the holder would have received had it exercised the Warrants immediately prior to such transaction.

If the Company or any subsidiary at any time while the Warrants are outstanding, shall sell, enter into an agreement to sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalents, at an effective price per share less than the exercise price of the Warrants then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the exercise price shall be reduced and only reduced to equal the Base Share Price. No adjustment however is to be made for certain customary Exempt Issuances (as defined in the SPA).

The Warrants also include customary buy-in rights in the event the Company fails to timely deliver the shares of Common Stock issuable upon exercise thereof.

If at any time the Warrants are outstanding there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving the Common Stock (each, a “Share Combination Event”, and such date thereof, the “Share Combination Event Date”) and the Event Market Price (defined below) is less than the then exercise price then in effect, then on the sixth trading day immediately following such Share Combination Event Date, the exercise price then in effect on such sixth trading day is automatically reduced (but in no event increased) to the Event Market Price. The “Event Market Price” means, with respect to any Share Combination Event Date, the quotient determined by dividing (x) the sum of the volume weighted average price of the Common Stock for each of the five trading days ending and including the trading day immediately preceding the sixth trading day after such Share Combination Event Date, divided by (y) five.

* * * * *

Boustead Securities, LLC served as the Company’s financial advisor in connection with the Purchase Agreement and related transactions.

The foregoing description of the SPA, Amendment, Warrants, and Series B Preferred Stock, is only a summary of the material terms of such agreements/filings and does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements/filings, which are filed (or incorporated by reference) as Exhibits 10.1, 10.1, 4.1, 4.2, 3.1, and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On April 26, 2024, the Company partially closed the Second Closing, the Purchaser paid $150,000 to the Company and in consideration therefore the Company issued the Purchaser 150 shares of Series B Preferred Stock (the “First Second Closing Shares”).

On May 17, 2024, the Company closed the remaining portion of the Second Closing, the Purchaser paid $100,000 to the Company and in consideration therefore the Company issued the Purchaser 100 shares of Series B Preferred Stock (the “Second Closing Shares”, and together with the First Second Closing Shares, the “Second Closing Shares”).

On May 21, 2024, the Purchaser converted 50 shares of Series B Preferred Stock into 270,936 shares of Common Stock of the Company, pursuant to the terms of such Series B Preferred Stock.

On May 22, 2024, the Purchaser converted 155 shares of Series B Preferred Stock into 839,901 shares of Common Stock of the Company, pursuant to the terms of such Series B Preferred Stock.

On May 24, 2024, the Purchaser converted 150 shares of Series B Preferred Stock into 812,807 shares of Common Stock of the Company, pursuant to the terms of such Series B Preferred Stock.

The information set forth in Item 1.01 above is incorporated herein by reference.

The issuance of the Second Closing Shares, Third Closing Shares, Warrants and the shares of Common Stock issuable upon conversion of the Initial Conversion Shares, as discussed above, were each exempt from registration pursuant to, and the sale of the other shares of Series B Preferred Stock issuable pursuant to the terms of the SPA, will be sold pursuant to an exemption from registration provided by, Section 4(a)(2), and/or Rule 506 of Regulation D of the Securities Act, since the foregoing issuances did not/will not involve a public offering, the recipient took/will take the securities for investment and not resale, we took/will take appropriate measures to restrict transfer, and the recipient is (a) an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Assuming the filing of the Series B Designation Amendment (as defined below) with the Secretary of State of Texas, if the 145 remaining unconverted Initial Closing Shares were converted in full, without factoring in any dividends which can be paid in-kind, a maximum of 1,063,333 shares of Common Stock would be due to the holder thereof, based on a Floor Price of $0.15 per share.

Assuming the filing of the Series B Designation Amendment (as defined below) with the Secretary of State of Texas, if the 250 Second Closing Shares were converted in full, without factoring in any dividends which can be paid in-kind, a maximum of 1,833,333 shares of Common Stock would be due to the holder thereof, based on a Floor Price of $0.15 per share.

Assuming the filing of the Series B Designation Amendment (as defined below) with the Secretary of State of Texas, if the 750 Third Closing Shares were converted in full, without factoring in any dividends which can be paid in-kind, a maximum of 5,500,000 shares of Common Stock would be due to the holder thereof, based on a Floor Price of $0.15 per share.

If the Warrants were exercised in full, a maximum of 1,500,000 shares of Common Stock would be due to the holder thereof.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 relating to the Designation Amendment (as discussed in Item 5.03), below, is incorporated in this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2024, with the approval of the Company and the Purchaser, as the sole shareholder of the Series B Preferred Stock, as discussed in greater detail under Item 5.07, the Company submitted to the Secretary of the State of Texas an amendment to the Series B Designation, to increase the floor price of the Series B Preferred Stock from $0.035 per share to $0.15 per share (the “Designation Amendment”).

As a result, the Series B Preferred Stock will have the following conversion rights upon the effective filing of such Designation Amendment with the Secretary of State of Texas:

Conversion Rights. Each holder of Series B Preferred Stock may, at its option, convert its shares of Series B Preferred Stock (each a “Series B Conversion”) into that number of shares of Common Stock equal to the Stated Value of such share of Series B Preferred Stock, divided by the lesser of (x) $0.40, or (y) 90% of the average of the three lowest volume weighted average prices (“VWAPs”) during the ten trading days preceding and ending on and including the conversion date subject to adjustment as provided in the designation (the “Set Price” or the “Conversion Price”). Further, in no event shall the Conversion Price be less than $0.15, subject to adjustment in the designation or the mutual agreement of the holder and the Company (the “Floor Price”).

In the event the Company doesn’t comply with the terms of the designation and timely issue shares of Common Stock upon conversion to the holder, the Company is liable for damages in cash, as liquidated damages and not as a penalty, for each $5,000 of Stated Value of preferred shares being converted, $50 per trading day (increasing to $100 per trading day on the fifth trading day and increasing to $200 per trading day on the tenth trading day after such damages begin to accrue) for each trading day after the date due that the shares are delivered. The designation also provides for customary buy-in rights to the holders for failure of the Company to timely deliver conversion shares.

The Series B Designation includes a conversion limitation prohibiting any holder and their affiliates from converting the Series B Preferred Stock into Common Stock in the event that upon such conversion their beneficial ownership of the Company’s Common Stock would exceed 4.99%. The Series B Designation also includes a general restriction prohibiting the issuance of more than 19.99% of the Company’s outstanding shares under certain agreements whereby the Series B Preferred Stock is expected to be issued, without the Company’s stockholders approving such issuance(s) under Nasdaq Rule 5635(b).

The Conversion Price is subject to anti-dilutive rights in the event that the Company issues any shares of Common Stock or Common Stock equivalents with a value less than the then conversion price, subject to certain customary exceptions for equity plan issuances, securities already outstanding, and certain strategic acquisitions, subject to the Floor Price.

The Designation Amendment has not been officially filed yet with the Secretary of State of Texas, but is expected to be filed effective on June 27, 2024, when the Secretary of State catches up to the filing in its queue, expected to be in the next week or so.

The foregoing description of the Designation Amendment, is only a summary of the material terms of such Designation Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of such Designation Amendment which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

To the extent required by Item 5.07, the information set forth under Items 1.01 and 5.03 is hereby incorporated by reference into this Item 5.07.

On July 27, 2024, the Purchaser, as the sole holder of Series B Preferred Stock of the Company, executed a written consent without meeting pursuant to which the Purchaser voted all of its shares of Series B Preferred Stock, representing 100% of such outstanding shares, to approve and ratify the Designation Amendment, which had previously been approved by the Board of Directors of the Company.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc., filed with the Secretary of State of Texas on March 28, 2024 (Filed as Exhibit 3.3 to the Company’s Annual Report on Form 10-K, filed with the SEC on April 1, 2024, and incorporated by reference herein)
3.2*	Amendment to Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Mangoceuticals, Inc., submitted to the Secretary of State of Texas on June 27, 2024
4.1*	Common Share Purchase Warrant dated June 28, 2024 (500,000 shares), granted to Platinum Point Capital LLC
4.2*	Common Share Purchase Warrant dated June 28, 2024 (1,000,000 shares), granted to Platinum Point Capital LLC
10.1#	Securities Purchase Agreement dated April 4, 2024, entered into between Mangoceuticals, Inc. and Platinum Point Capital LLC (Filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 11, 2024, and incorporated by reference herein)
10.2*	Omnibus Amendment Agreement No. 1 dated June 27, 2024, entered into between Mangoceuticals, Inc. and Platinum Point Capital LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

* Filed herewith.

# Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. A copy of any omitted schedule or Exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Mangoceuticals, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or Exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANGOCEUTICALS, INC.

Date: July 2, 2024	By:	/s/ Jacob D. Cohen
Jacob D. Cohen
Chief Executive Officer